Exhibit 31.2

Certification of CFO Pursuant to

Securities Exchange Act Rules 13a-14 and 15d-14

as Adopted Pursuant to

Section 302 of the Sarbanes-Oxley Act of 2002

I, Allan Woodlief, the Chief Financial Officer of LiquidGolf Holding Corporation, certify that:

1. I have reviewed this annual report on Form 10-KSB of LiquidGolf Holding Corporation (“LiquidGolf”);

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of LiquidGolf as of, and for, the periods presented in this annual report;

4. LiquidGolf’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for LiquidGolf and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to LiquidGolf is made known to us, particularly during the period in which this report is being prepared;

(b) [Omitted in reliance on SEC Release No. 33-8238; 34-47986 Section III. E.];

(c) Evaluated the effectiveness of LiquidGolf’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in LiquidGolf’s internal control over financial reporting that occurred during our most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting; and

5. LiquidGolf’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to our auditors and the audit committee of our Board of Directors:

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: March 26, 2004	/S/ ALLAN WOODLIEF

Allan Woodlief Chief Financial Officer